
TANDY
A look
ahead

# Investor Relations Presentation

March 2012

# Special Note

SAFE HARBOR STATEMENT: This presentation release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "continues," "may," variations of such words, and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our business, and other characterizations of future events or circumstances are forward-looking statements. We have based these forward-looking statements on our current expectations about future events, estimates and projections about the industry in which we operate. These statements are not guarantees of future performance. Our actual results may differ materially from those suggested by these forward-looking statements as a result of a number of known and unknown risks and uncertainties that are difficult to predict including, without limitation, general economic and business conditions, competition in the accessories and gifts markets, acceptance of our product offerings and designs, issues relating to distribution, the termination or non-renewal of our material licenses, our ability to maintain proper inventory levels, a significant decrease in business from or loss of any of our major customers or programs, and others identified under "Risk Factors" included in our 2011 Annual Report on Form 10-K. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements included in this presentation release are made only as of the date hereof. Except as required under federal securities laws and the rules and regulations of the United States Securities and Exchange Commission, we do not undertake, and specifically decline, any obligation to update any of these statements or to publicly announce the results of any revisions to any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

# Table of Contents

# I. Executive Summary

## TANDY BRANDS ACCESSORIES, INC.
## NASDAQ: TBAC

# TANDY BRANDS IS A LEADER IN THE ACCESSORIES INDUSTRY WITH A PORTFOLIO OF HIGHLY RECOGNIZED CONSUMER BRANDS, DEEP RETAIL RELATIONSHIPS ACROSS MULTIPLE CHANNELS OF DISTRIBUTION, AND WORLD-CLASS SOURCING, DESIGN AND MERCHANDISING EXPERTISE

# Introduction

Tandy Brands designs, manufactures, markets and distributes a complementary offering of belts, small leather goods ("SLGs"), and lifestyle gift items

- Proven leader in the accessories industry for over 90 years with strong market presence in each of its product categories
  - Product portfolio balanced between **premier licensed, proprietary and private label brands**
  - Caters to many demographic segments and style preferences across men's, women's, juniors and boys
- Broad and diverse distribution, serving mass merchants, department stores, specialty / sporting goods stores and wholesale clubs
  - Longstanding relationships with top retailers, including Walmart, Kohl's, JC Penney, Belk, Bon Ton and Nordstrom
- World-class product development and consumer insight-driven culture, delivering innovative, trend-right products
- Global manufacturing and sourcing platform with flexible in-house capabilities and established third-party relationships
  - Canada, Mexico, Asia, India, Europe and South America
- Talented management team with deep expertise in the accessories and gifts industries
  - Successfully repositioning Tandy Brands from a private label supplier into a "House of Brands"
- Platform for long-term growth and profitability
  - Significant scale in core product categories – FY12E net sales and gross margins of $119 to $124 million and $40 to $42 million, respectively
  - On track to achieve FY12E EBITDA of $2.0 million to $4.0 million
  - Strong momentum with 2011 and 2012 license wins – *Elie Tahari, Sperry, Eddie Bauer, Miss Me, Sharper Image, Haggar*
  - Operational improvement initiatives substantially completed – approximately $18 million in SG&A reductions from FY08 – FY12E
- Delaware corporation headquartered in Dallas, Texas with facilities / offices located in New York, Canada, Mexico and Hong Kong



# Proven and Experienced Management Team

Management team with significant expertise in key areas such as merchandising, design, strategic planning, sourcing and brand management

**President, CEO and Chairman**
*R. McGeachy*
*20+ Years of Experience*

- **Chief Accounting Officer & VP** — *10+ Years of Experience*
- **EVP – Belts & SLGs Merchandising & Sales** — *20+ Years of Experience*
- **EVP – Gift Merchandising & Sales** — *20+ Years of Experience*
- **SVP – Supply Chain** — *15+ Years of Experience*
- **Chief Performance Officer** — *30+ Years of Experience*
- **VP – Information Services** — *20+ Years of Experience*
- **SVP – International Business** — *30+ Years of Experience*

## Highly Experienced Management Team

- Senior management team with over 20 years of average industry experience with relevant consumer companies
  - Track record of execution and delivering results
- Cross-functional Operating Committee with deep operational and industry expertise
  - 15 executives across all profit and cost centers (13 located in Dallas)
- Prior experience includes:

vf GAP R Hanes RANDA ACCESSORIES Abercrombie & Fitch Michaels pwc accenture

## Strategic Vision and Operational Excellence

| | FY08 | FY12E |
|---|---|---|
| SKUs | 30,000 | 8,000 |
| Inventory Days | 186 | 144 |
| Employees[1] | 568 | 349 |
| SG&A Expenses | $57 million | $38 million |
| Distribution Centers | 6 | 3 |
| Culture | Entitlement | Performance |

[1] Excludes employees based in Mexico



# Management Team

**Rod McGeachy**

**President and Chief Executive Officer**
- Director, President and CEO since 2008
- Previously served as VP, Strategy & Business Development at VF Jeanswear Americas
- Previously held management, business development and marketing positions at Russell Corporation, Accenture Consulting and Sara Lee Corporation

**Rob McCarten**

**Executive VP - Gifts**
- Executive VP – Gifts since 2011. Previously served as SVP-National Sales from 2003 to 2011
- Previously served as the VP and Regional Sales Manager at Randa Accessories
- Previously served as account executive for Wembley Industries

**Hilda McDuff**

**Executive VP - Accessories**
- Executive VP – Accessories since 2011. Previously served as Chief Merchandising Officer from 2009 to 2011
- Previously served as VP-Merchandising and Planning for Harold's Stores, Inc. from 2007 to 2009
- Previously served as VP of Customer Management for Hanesbrands, Inc. from 2001 to 2007

**SVP - International**

**Senior VP – International and President – H.A. Sheldon Canada, Ltd.**
- Senior VP – International and President - H.A. Sheldon since 2011. Previously served as divisional president of our Canadian subsidiary, H.A. Sheldon, Ltd. from 1996 to 2011; various departments across the division including raw material management, purchasing, sourcing, product development, design, and national sales from 1980 to 1996

**SVP – Supply Chain**

**Senior VP – Supply Chain**
- Senior VP – Supply Chain since 2011
- Previously served as Divisional VP, Global Procurement and Strategic Sourcing for Sears Holdings
- Previously served as VP, Global Procurement and Strategic Sourcing for Abercrombie and Fitch
- Previously served as Director of Strategic Sourcing at Gap Inc.

**Chuck Talley**

**Chief Accounting Officer**
- Chief Accounting Officer since 2011.
- Previously served as Corporate Controller from 2008 to 2011
- Previously served as Senior Manager at PricewaterhouseCoopers, LLP from 2000 through 2008 (Flowserve, Mission Foods, EmCare)

**Chief Performance Officer**

**Chief Performance Officer**
- Chief Performance Officer since 2009
- Previously served as President of Insight Executive Coaching and Consulting, serving clients such as 7-11 stores, Pizza Hut and Energy Future Holdings
- Previously served as SVP-Human Resources at Michaels Stores

**VP of IS**

**VP of Information Services**
- VP of Information Services since 2011
- Previously served as Chief Information Officer for Walls Industries, USCardioVascular and MD Buyline
- Previously served as a technology consulting manager at Arthur Anderson

# Investor Highlights – A Turnaround Story

Tandy Brands Accessories, Inc. [NASDAQ: TBAC]

($ in thousands) **Summary Financial Performance[1]**

| | FY12E (low) | FY12E (high) | 1H FY12 | 1H FY11 | FY11 | FY10 | FY09 | FY08 |
|---|---|---|---|---|---|---|---|---|
| **Net Sales** | $ 118,900 | $ 124,000 | $ 72,177 | $ 72,135 | $ 123,921 | $ 141,887 | $ 129,017 | $ 149,257 |
| **Gross Margin** | 40,300 | 42,000 | 23,180 | 24,444 | 40,114 | 52,462 | 46,600 | 51,385 |
| **Gross Margin %** | 33.9% | 33.9% | 32.1% | 33.9% | 32.4% | 37.0% | 36.1% | 34.4% |
| **SG&A** | (37,700) | (37,400) | (19,417) | (24,457) | (44,282) | (50,520) | (52,379) | (56,604) |
| **EBITDA** | 2,600 | 4,600 | 3,763 | (13) | (4,168) | 1,942 | (5,779) | (5,219) |
| **Net Income (Loss)** | $ (1,000) | $ 800 | $ 1,651 | $ (1,917) | $ (8,044) | $ (1,530) | $ (7,408) | $ (12,789) |

- Share Price $1.68 and market cap $12.0M as of March 5, 2012
- 1st of 3 Phases completed

| | | Horizon |
|---|---|---|
| 1. | ✓ Stabilize and Grow Core | FY 08 – FY11 |
| 2. | Invest to Grow Emerging Businesses | FY 11 – FY13 |
| 3. | Create Options for Future Growth | FY 13 – FY15 |

- Strategic shifts have positioned TBAC for growth
  - New Licenses
  - Shed underperforming businesses
  - Strategic category expansion
  - Growing 'up' channel
  - Focus on key categories
- Improved cost structure and growth opportunities will drive cash flow growth
  - Organic growth opportunities
  - NOLs to offset future taxes
  - Potential fixed cost savings
  - FY13 guidance expected in late summer 2012

[1] Adjusted to exclude certain non-recurring and unusual items; detailed on page 51

## Stock Ownership at March 8, 2012

| Type | # holders | # shares | % o/s | Avg Share |
|---|---|---|---|---|
| Institutional ≥ 5% | 4 | 1,858,672 | 26% | 464,668 |
| Institutional < 5% | 19 | 1,561,526 | 22% | 82,186 |
| Directors & Officers ^ | 8 | 396,261 | 6% | 49,533 |
| Employees * | 10 | 254,474 | 4% | 25,447 |
| Former Insiders | 13 | 771,016 | 11% | 59,309 |
| All Others | 450 | 2,233,193 | 32% | 4,963 |
| Totals | 504 | 7,075,142 | 100% | 14,038 |

* Includes Tandy Brands Investment Savings Plan (401k) which is considered one shareholder of record.

^ Holdings of listed officers listed with Directors & Officers

Publicly Available Ownership (13Gs) as of 12/31/11:

| Name | # shares | % o/s |
|---|---|---|
| Franklin Advisory Services | 538,097 | 7.6% |
| Dimensional Fund Advisors | 491,618 | 6.9% |
| Advisory Research | 435,939 | 6.2% |
| Aegis Financial Corporation | 393,018 | 5.6% |
| | 1,858,672 | 26.3% |



All Others, 32%
Institutional ≥ 5% 26%
Institutional < 5% 22%
Former Insiders, 11%
Employees*, 4%
Directors & Officers, 6%

# Investment Highlights

Tandy Brands represents a highly attractive platform in the accessories category

| | |
|---|---|
| **Market Leader in Attractive Product Categories** | ▪ Compelling market position in a highly fragmented and attractive accessories industry<br>▪ Significant category management expertise driven by superior core competencies and execution capabilities |
| **Premier Portfolio of Recognized Brands** | ▪ Complementary mix of licensed, proprietary and private label brands that target a broad range of demographic segments and styles<br>▪ Continually enhancing brand portfolio, adding six quality licenses in 2011 |
| **Design and Merchandising Expertise** | ▪ Deep understanding of fashion trends and consumer preferences to optimize product assortment and merchandising programs<br>▪ Building brand equity through compelling product packaging and point-of-sale displays |
| **Flexible, Low-Cost Sourcing & Manufacturing Model** | ▪ Highly flexible platform, combining in-house production capabilities with strong sourcing network<br>▪ Relationships with diverse supplier base in China, Dominican Republic, India, Italy, Taiwan and Mexico |
| **Longstanding Relationships with Leading Retailers** | ▪ Entrenched relationships with leading blue-chip retailers in the apparel and accessories space<br>▪ Driving traffic and retail sell-through with innovative designs and customized programs for key accounts |
| **Superior Service and Product Quality** | ▪ Superior customer service delivered through quick response distribution and electronic data interchange capabilities<br>▪ Ability to deliver unique services as retailers become increasingly reliant on suppliers to manage complex categories |
| **Proven & Experienced Management Team** | ▪ Talented management team with deep expertise managing accessories and gifts categories<br>▪ Proven track-record of execution, successfully repositioning Tandy Brands into a "House of Brands" |
| **Compelling Platform for Growth** | ▪ Near-term growth and margin enhancement opportunities through new license partnerships, penetration of upper-tier retail channels and enhanced product portfolio<br>▪ Attractive platform for international expansion and entry into adjacent accessories categories |

# Review of Original Strategies

(As Presented by Rod McGeachy, Sept. 2008)


Horizon 1
FY09-11
Stabilize and Grow the Core
Horizon 2
FY11-13
Invest to Grow Emerging Businesses
Horizon 3
FY13-15
Create Options for Future Growth
Harder
Complexity
Easier
Talent/skill/structure assessment
Fill critical open positions
Cut unproductive SG&A
Reduce inventory by more than 10 days
Trim unproductive SKUs
Penetrate new channels with existing categories
Obtain new licenses (for existing channels)
Attract talent with capability-based advantages
Transition investor base
Acquire new brand(s) in new categories
Accelerate international growth
Evaluate debt policy for growth
Extend business model to diversify risk
Leverage consumer insight for growth
More Immediate
Impact on Earnings
Longer Term

# Product Category Overview

## Accessories

**Minimal fashion and obsolescence risk due to basic and functional nature of products**

- Extensive product offering for men's, women's, juniors and boys across proprietary, licensed and private label brands
- Styles and price points covering multiple demographic segments
  - Men's products span a wide array of belts, wallets, tech-items and travel kits for all occasions – casual, dress, modern fashion, work and outdoor
  - Women's products include belts, wallets, slim organizers and clutches that appeal to traditional and more fashion-forward tastes
  - Juniors belts offer youthful, trend-right designs across a range of styles
  - Young men's belts and SLGs cater to preppy school boys and edgy skateboarders









Gifts
18.2%
SLGs
10.0%
Belts
65.7%
Other
6.1%

**FY11 Net Sales Breakdown**

## Gifts

**Diverse and profitable category with rapid growth over the past five years (20%+ CAGR for Tandy Brands)**

- Premier brands in the gifts segment, including *totes*, *The Sharper Image* and *Eddie Bauer*
- Innovative product assortment that appeals to men and women
  - Categories include home / office organization, automotive, outdoor lifestyle, personal care, travel, games and connectivity
- High impact packaging and point-of-purchase displays to enhance product visibility
- Profitable category widely distributed through mass merchants, national chains and drug stores






# Brand Segment and Distribution Channel Overview

**Brand Segments – FY11**


Licensed
19.5%
Proprietary
16.5%
Private Label
64.0%

- Balanced brand strategy, comprised of highly recognized licensed brands, established proprietary brands and entrenched private label relationships
- Continue to enhance brand portfolio with recent license wins, providing growth in core products (belts, SLGs, gifts) as well as further diversification into attractive categories including bags (*Sperry*) and connectivity (*Sharper Image*)

**Distribution Channels – FY11**


Department
32.2%
Specialty
9.3%
Other
2.4%
Mass
56.1%

- Merchandising and category management expertise critical to long-term partnerships with key retail customers
- Recently acquired brands will expand distribution in specialty and high-end department store channels and increase exposure to higher price points

**Representative Brands**

totes
WOLVERINE
DOCKERS
ROLFS
THE SHARPER IMAGE
haggar
SPERRY TOP-SIDER
ELIE TAHARI
Eddie Bauer
Miss Me

**Representative Customers**

KOHLS
WAL★MART
NORDSTROM
Belk
BON•TON
FredMeyer
jcpenney
Sears
TSC TRACTOR SUPPLY CO

Denotes licensing agreements added in 2011

# Competitive Landscape

**Strong presence in three categories**


Belts
Swank
Cipriani
Tandy Brands
Randa
Gifts
SLGs
E and B
MerchSource
Mundi
Buxton

Blue = men's

Red = women's

Black = both

| | FY11 | | | |
|---|---|---|---|---|
| | Gifts | Belts | SLGs | Net Sales |
| Tandy Brands | Strong Presence | Strong Presence | Strong Presence | $ 124 |
| Swank | Minimal Presence | Strong Presence | Strong Presence | $ 133 |
| Randa | Minimal Presence | Strong Presence | Strong Presence | $ 450 [1] |
| E and B | Strong Presence | Minimal Presence | Minimal Presence | $ 200 [1] |
| Cipriani | Minimal Presence | Moderate Presence | Strong Presence | $ 100 [1] |
| Merch Source | Strong Presence | Minimal Presence | Minimal Presence | $ 50 [1] |

Strong Presence

Moderate Presence

Minimal Presence

[1] Financial information not public. Management's estimate

# Financial Summary

## Tandy Brands is on track to achieve its fiscal year 2012E forecast and is well positioned for profitable growth

- Revenues have declined from FY10 to FY12E, primarily due to transformational initiatives implemented during this period to rationalize SKUs and consolidate the organizational infrastructure to focus on core product categories and brands
  - Exited non-core and unprofitable SKUs to enhance focus and resource allocation on core product categories, with exited SKUs accounting for a $7 to $10 million reduction of net sales in FY12E
  - Acquired premier licensed brands expected to benefit FY13 and expand into better/best distribution channels and price points
  - Diversified product offering into high-growth gift categories and attractive brands, while maintaining core private label accounts
- EBITDA has improved from FY10 to FY12E[1] as a result of the Company's successful restructuring efforts and repositioning of its product portfolio into a "House of Brands"
  - Strategic headcount reductions and consolidation of facilities and corporate functions have significantly reduced fixed cost overhead by approximately $18 million from FY08 to FY12E[1]
- Achieved substantial improvements in working capital efficiency through supply chain optimization and a favorable credit facility, which includes a supply chain finance program that improves cash collection with largest customer from 70 days to 10 days

### Net Sales and Gross Margin[1]

($ in millions)



$200.0
$150.0
$100.0
$50.0
$0.0
Net Sales
40.0%
30.0%
20.0%
10.0%
0.0%
Gross Margin
34.4%
36.1%
37.0%
32.4%
33.9%
33.9%
$149.3
$129.0
$141.9
$123.9
$118.9
$124.0
FY08
FY09
FY10
FY11
FY12E (low)
FY12E (high)
Net Sales
Gross Margin

### EBITDA[1]

($ in millions)



$8.0
$4.0
$0.0
($4.0)
($8.0)
EBITDA
($5.2)
($5.7)
$2.0
($4.1)
$2.6
$4.6
FY08
FY09
FY10
FY11
FY12E (low)
FY12E (high)

[1] Adjusted to exclude certain non-recurring and unusual items; detailed on page 51

# II. Business Overview

# Evolution of Tandy Brands

## Unparalleled Heritage in Accessories

- Strong heritage in the accessories industry, with over 90 years of providing high quality products and customer service
- Developed leading accessories platform through product expertise and thorough understanding of brands and consumer preferences
- Valued **partner** to licensors and retailers

## Strategic Rationalization and Positioning for Profitable Growth

- Established best-in-class capabilities and product portfolio to become a "house of brands"
- Significantly streamlined operations and rationalized cost structure to position Tandy Brands for profitable growth

### 1919 - 1990

HICKOK



- 1919 – Company founded in Yoakum, TX
- 1956 – Acquired by Tandy Corporation (predecessor to Radio Shack and The Bombay Company)
- 1961 – Separated into Tex Tan Welhausen and Tex Tan Western divisions
- 1971 – Acquired Hickok (prominent belt manufacturer)
- 1975 – Tandy Corporation forms Tandy Brands, Inc.
- 1977 – Tex Tan Welhausen and Hickok merged into Tandy Brands, Inc.
- 1988 – Changed division name to Tandy Brands Accessories

### 1991 - 2006

Prince Gardner, amity, Eileen West, Rolfs, Canterbury

- 1990 – Spun-off as a free-standing corporation (from The Bombay Company)
- 1992 – Acquired Accessory Design Group (Women's categories)
- 1994 – Acquired Prince Gardner and H.A. Sheldon (Canadian subsidiary)
- 1995 – Acquired Canterbury Belts
- 1998 – Acquired Rolfs, Amity and Tiger Accessories
- 2001 – Acquired Stagg Industries and Torel
- 2002 – Acquired AA&E Leathercraft
- 2004 – Acquired ETON Gifts
- 2006 – Executed license with Eileen West

### 2007 - Current

Chambers, Wolverine, Bone Collector

- 2007 – Ceased manufacturing operations in Yoakum, TX
- 2008 – Ceased distribution operations in West Bend, WI
- **2008 – Rod McGeachy named President and CEO (commenced rationalization)**
- 2009 – Acquired Chambers Belt Company including Wrangler and Western belt licenses and strategic manufacturing assets
- 2009 – Corporate headquarters moved from Arlington to Dallas; consolidated gift distribution facilities
- 2010 – Shuttered Yoakum office and consolidated Yoakum distribution facility into Dallas
- 2010 – Executed Bone Collector and Wolverine licenses

Tandy Brands Accessories, Inc.

- 2011 – Completed integration of design, sales and merchandising teams
- 2011 – Consolidated distribution function to increase efficiency and profitability
- 2011 – Solidified management team with deep expertise across all functions and segments
- 2011 – Exited non-core products and unprofitable SKUs, substantially streamlining product management
- 2011 – Executed licenses of prominent consumer brands:
  - *Haggar*
  - *Eddie Bauer*
  - *Elie Tahari*
  - *Miss Me*
  - *Sharper Image*
  - *Sperry Top-Sider*

# Tandy Brands' Core Competencies

### Branded Product Portfolio

- Attractive portfolio of owned, licensed and private label brands that appeals to wide range of consumer segments and style preferences
- One-stop-shop for accessories and gifts, enabling retailers to consolidate supply base

### Consumer Insight

- Allows retailers to reach broad consumer base with optimal product assortment to maximize sell-through
- Sophisticated consumer research techniques and analysis of historical sales data

### Design & Merchandising Expertise

- Unique ability to understand market positioning and design aesthetics of brands
- Ability to create perfectly aligned brand extensions and marketing messages

### Product Innovation

- Continuously introducing innovative and relevant product designs
- Increases purchase frequency and drives foot traffic for retailers

### Customized Solutions

- Customized distribution services and product life cycle management expertise
- Reduces obsolescence risk and out-of-stock products; increases inventory turns

### Sourcing & Manufacturing Expertise

- Seamlessly integrated sourcing and manufacturing minimizes cost and lead times
- Owned manufacturing in Mexico provides hedge against Asian market uncertainties

TANDY

A look ahead

# Brand and Product Portfolio

## Highlights / Commentary

- Diverse portfolio of licensed, proprietary and private label brands
  - Unique ability to manage highly complex, SKU intensive categories
- Recent addition of premier brand names such as *Sperry Top-Sider*, *Eddie Bauer*, *Haggar*, *Wolverine*, *Sharper Image*, *Elie Tahari* and *Miss Me*
- Enhanced mix of licensed and proprietary brands, which will continue to become a greater portion of the overall business going forward
- Leading position in key gift categories – office & home, sports & games, outdoor lifestyle, travel and connectivity
- Established relationships across all major channels serving the accessories (belts and SLGs) and gifts categories
  - Significant private label expertise

## FY11 Net Sales by Product Line


Gifts
18.2%
Other
6.1%
Accessories
75.7%

***Management estimated 20% market share in belts***

## FY11 Net Sales and Selected Brands

| Private Label | Licensed | Proprietary |
|---|---|---|
| WAL*MART, Faded Glory, George, Kohl's, Croft & Barrow, Sonoma | Wolverine, Dockers, The Sharper Image, Eddie Bauer, Signature, Sperry Top-Sider, Haggar, Kodiak, Elie Tahari, Bone Collector, Miss Me, Wrangler, Eileen West, totes | Glen Ayr Golf, Prince Gardner, Canterbury, Rolfs, Surplus, amity |
| $79.3 million<br>64.0% | $24.2 million<br>19.5% | $20.3 million<br>16.5% |

## FY11 Net Sales by Brand Type


Licensed
19.5%
Proprietary
16.5%
Private Label
64.0%

# Targeted Brand Strategy

## Highlights / Commentary

- Comprehensive portfolio of brands and styles within each product category, addressing multiple channels and price points
- Well-known consumer brands provide distinct benefits:
  - Opens doors to retailers
  - Increases consumer's willingness to pay, leading to higher margins
  - Ability to leverage SKUs across multiple customers and channels
- Strong private label capabilities result in scale and product expertise, further enhancing Tandy Brands' importance to retail customers
- In-depth understanding of brand positioning and design offers unique ability to create brand extensions with license partners

### Case Study – ELIE TAHARI

- Won exclusive women's belt license in a highly competitive RFP process due to category and design expertise (Sept. 2011):
  - Roll-out strategy of *Elie Tahari*, *T Tahari* and *Tahari* over a three year period, targeting specific channels and price points
  - Highly successful initial launch of *Elie Tahari*
- Flagship *Elie Tahari* brand provides instant access to upper-tier channels (e.g. Saks, Neiman Marcus, Bloomingdale's, owned retail)
- Products sell at $98 - $298 price point vs. $15 - $30 for existing Tandy Brands women's belts
- Superior execution and innovative product extension of *Elie Tahari* brand resulted in winning the *Sperry Top-Sider* license in FY12

## Brands Across Multiple Categories and Price Points



Average Price Points (MSRP)
$200
$70
$60
$50
$40
$30
$20
<$10
ELIE TAHARI
Miss Me
SPERRY TOP-SIDER
ROLFS
CROFT & BARROW
sonoma LIFE + STYLE
haggar
WOLVERINE
FADED GLORY
GEORGE
THE SHARPER IMAGE
Eddie Bauer
WOLVERINE
totes
OUTDOOR
TARGET
EILEEN WEST
SPERRY TOP-SIDER
ROLFS
haggar
WOLVERINE
Belts
Gifts
SLGs

Denotes licensing agreements added over the last year

# Product Life Cycle and Category Management

## Case Study – totes

- Over 17 year relationship
- Successful development of sub-brands, leveraging established track-record of category management, brand positioning and design expertise
  - *totes for her* (women's), *totes giftables* (grocery and drug store), *totes outdoor* (active lifestyle / camouflage)
- Active product portfolio management, based on proprietary insights, industry research, consumer testing and collaboration with partners
- Industry expertise and customer relationships provide unique ability to optimize assortment, price points, retail order levels and inventory management
- As a testament to the successful partnership, Tandy Brands' *totes* business has grown at CAGR of 20% over the past five years

### Strategic Product Planning

- Collaborate with customers on product assortment planning to maximize sell-through
- Develop a long-term business strategy by SKU, brand and product category
- Leverage unique consumer and competitive insights to add incremental value and solidify customer relationships

### Product Development & Introduction

- Design development based on in-depth trend analysis of historical sales and industry data
- Dedicated organizational resources and in-house expertise to design innovative brand extensions
- Manage product roll-out timeline and pricing strategy based on appropriate product positioning

### Active Product Management

- State-of-the-art replenishment capabilities maximizes efficiency and allows for an effective just-in-time system
- Continual focus on product quality through global QC program, factory certifications and network of sourcing partners
- Sophisticated forecasting technique ensures adequate supply and reduces inventory obsolescence

### Retirement & Clear Out

- Continually revaluate SKU composition and assess rationalization opportunities
- Product line retirement strategies that minimize impact on brand and bottom line
- Obsolete inventory strategies that efficiently remove excess and minimize loss

# Sales and Merchandising Expertise

Experienced sales and merchandising organization with dedicated resources in each product category

- Analytical capabilities and sophisticated consumer research leads to optimal product assortment
- Ability to develop and offer customized merchandising programs, point-of-sale displays and presentation materials for key customers
- Best-in-class packaging design and in-store presentations maximizes retailer sell-through and enhances consumer experience
- Category management expertise entrenches the Company with leading retail customers
- Outsourced in-store field merchandising team provides differentiated service to ensure ideal product presentation

**Tandy Brands - Designed Packaging**


totes
STAINLESS STEEL

**Tandy Brands - Designed In-Store Presentations**


totes

# Design and Product Development Expertise

## Collaborative design approach that results in seamless brand extensions

- In-depth knowledge of brands and products consistently yields trend-right designs in each product category
- Dedicated in-house resources collaborate with customers, licensors and suppliers to optimize product assortment
- Category management expertise results in predictable return rates and minimal inventory obsolescence risk
- Innovative product packaging enhances aesthetics and conveys consistent brand message
- Streamlined product development and global sourcing capabilities offer superior speed to market

**Selected Licenses** → **Existing Branded Products** → **Tandy Brands Designed Product Extensions**

Eddie Bauer EST. 1920

*(signed early 2010)*



THE SHARPER IMAGE

*(signed late 2011)*



WOLVERINE

*(signed late 2010)*



ELIE TAHARI

*(signed late 2011)*



**Revenue usually begins 6 to 12 months after signing a license. Takes additional two to three years to mature.**

## Case Study – Eddie Bauer

- *Eddie Bauer* is a well recognized brand with a distinct identity and demographic appeal
- Acquired license in March 2011, based on perfectly aligned brand extensions in the gift category
  - Spectacular product concepts and innovative packaging and design
- In-house design expertise and industry knowledge results in first-to-market, proprietary products such as iCanister
  - Completely weatherproof iPhone / MP3 portable music station
- Targeted roll-out strategy in key distribution channels:
  - Year 1: *Eddie Bauer* stores and select channels
  - Year 2: Kohl's and JC Penney
- Successful execution in gifts category has lead to product extension opportunities with *Eddie Bauer* in belts

# Miss Me


DO YOU Miss Me?™





- $200+ mil wholesale denim brand
- 3,000 points of existing distribution
  - The Buckle = 20% of business
  - Specialty/boutique stores = 40% of business
  - Strong department store business
  - #1 brand of denim at Dillard's
  - Strong western market following
- Launched to trade in December 2011
  - Expect revenues in late Q4 FY12
- Average retail $50 to $60 per women's belt

# Sperry Top-Sider







- Brand has true "authenticity" and momentum with trade and consumers
- Outstanding distribution in better department stores
- Tandy Brands has the rights to belts, shoulder bags and small leather goods for both men and women
  - Expect revenues in Q3 FY13
- Average retail pricing:
  - Men's belts $40 to $50
  - Women's belts $40 to $50
  - Men's SLGs $35 to $45
  - Women's SLGs $35 to $55

# Established Across Multiple Distribution Channels

## Highlights / Commentary

- Diverse distribution across all major retail outlets, including mass merchants, high-end and mid-tier department stores, specialty and sporting goods stores and wholesale clubs
  - Over 2,000 specialty retail accounts
- Tandy Brands' reputation for high quality products, innovative designs, and reliable fulfillment have resulted in entrenched relationships
- Tandy Brands offers unique ability to deliver customer service in the form integrated solutions:
  - Valuable consumer and category insight
  - Collaborative approach to product management and developing merchandising materials
  - Quick response distribution operation and sophisticated forecasting techniques
  - High degree of customization in a complex category



## Selected Retail Relationships

| | |
|---|---|
| Better Dept. Stores | Belk, NORDSTROM, Dillard's, Neiman Marcus, BON-TON |
| Mid-Tier Dept. Stores | jcpenney, KOHLS, Boscov's, BEALLS BeallsFlorida.com, Sears |
| Mass | WAL★MART, TARGET, Zellers, meijer |
| Specialty | STAPLES, TSC TRACTOR SUPPLY CO, Academy SPORTS+OUTDOORS, PACSUN |
| Other | NEX, CINTAS, Department of the Navy – United States Marine Corps |

# Strategic Facility Footprint

Tandy Brands employs a sophisticated operating model that seamlessly integrates manufacturing capabilities with established sourcing relationships

- Largest belt manufacturing facility in Mexico provides distinct advantages
  - Facility produces 25% of the Company's total belt shipments with ability to expand to 40%
  - Lower inventory carrying costs relative to Asia and faster response times (two months vs. four months)
  - Cost competitive with Asia on high volume styles; hedges cost inflation of Asia production and transportation
  - Reduces uncertainty of product availability and quality; protects sensitive competitive information
- Canada facility addresses unique consumer preferences and styles of region
  - Facility produces 50% of the Company's Canadian belt shipments
  - Tailored towards more European styling (higher price points / margins)







| | United States | | | Mexico | Canada | China |
|---|---|---|---|---|---|---|
| **Facility** | Dallas, TX | Los Angeles, CA | New York, NY | Pitiquito | Toronto | Hong Kong |
| **Description** | Headquarters, Distribution, Merchandising and Showrooms | Merchandising, Mexico Operations Management | Sales & Showrooms | Manufacturing | Manufacturing, Distribution, Merchandising and Showroom | Merchandising, Quality Control |
| **Ownership** | Leased | Leased | Leased | Owned | Leased | Leased |
| **Lease Term** | 1/31/20 | 4/30/14 | 2/28/13 | N/A | 11/30/16 | 1/12/14 |
| **Square Feet** | 225,000 | 20,000 | 10,000 | 16,000 | 45,000 | 1,400 |

# Dallas, TX U.S. Distribution and Headquarters

**Combined Headquarters and DC**


3631

**Open environment at HQ**


A look ahead

**Gifts during peak season**



**Inbound receiving**



**Pick-to-light fulfillment system**



**Product showrooms**


ROLFS
ROLFS

# III. Industry Highlights

# Attractive and Important Product Category to Retailers

## Highly Attractive Category for Retailers

- Accessories represent a $35 billion U.S. retail market[1]
- Diverse product categories, including fashion / costume jewelry, handbags, luggage, belts, small leather goods, scarves, gloves, hosiery, shoe care, eyewear, neckwear
- Fragmented market with players ranging from large, diversified apparel companies to small, niche players
- Exhibits stable demand through economic cycles
- Fills essential consumer need – ability to accessorize and express personal style
- Efficient space utilization with recurring demand characteristics
- High retail margins and frequent inventory turns
- Substantial growth opportunities through consolidation or natural category extensions












BALLY

[1] Accessories Census 2010

# Belts, SLGs and Gifts Markets

## Belts, SLGs and Gifts Markets

- Belts represent over $1 billion retail market[1]
  - Management estimates Tandy Brands holds approximately 20% market share at wholesale
- Minimal seasonality for belts and SLGs – continuous order replenishment
- Low obsolescence and fashion risk (key attribute for Tandy Brands)
- Accessible price points, resulting in add-ons to larger ticket items
  - Often "impulse" purchase, particularly for gifts
- Complex and SKU intensive categories requiring significant expertise in managing suppliers
- Gifts represent a large and profitable category
  - Strong growth prospects for category leaders
  - 20%+ CAGR over the last five years for Tandy Brands
- Opportunity to target diverse consumer segments with owned, licensed and private label brand offering
  - Mass and department stores represent important channels for belts and SLGs

## Channel Preference of Belt Shoppers[2] | Channel Preference of Wallet Shoppers[2]



Women
Mass 30.0%
Specialty 13.0%
Off-price 11.0%
Internet 2.0%
Factory Outlet Stores 2.0%
Luggage Stores 2.0%
Department 40.0%
Factory Outlet Stores 1.0%
Internet 2.0%
Luggage Stores 3.0%
Specialty 3.0%
Off-price 6.0%
Department 53.0%
Mass 32.0%
Men
Mass 31.0%
Specialty 8.0%
Off-price 6.0%
Internet 1.0%
Factory Outlet Stores 1.0%
Luggage Stores 1.0%
Department 52.0%
Department 52.0%
Mass 32.0%
Luggage Stores 3.0%
Internet 4.0%
Off-price 4.0%
Specialty 5.0%

[1] Estimated
[2] Based on market research

# IV. Strategic Growth Plan

# Strategic Growth Overview

Tandy Brands has identified a number of opportunities to drive net sales and operating margin by leveraging its leading market position, design and merchandising expertise and established channel relationships

| | |
|---|---|
| **New Licensed Brands** | ▪ Acquire new licenses to penetrate upper-tier channels and better / best price points<br>▪ Enter new channels or consumer segments within established product categories (e.g. club stores)<br>▪ Broaden product categories under the Company's current licenses |
| **Cross-Sell Opportunities** | ▪ Target "white space" with top customers across retail channels and product categories<br>▪ Further penetrate existing customer relationships to enhance channel density<br>▪ Leverage strong momentum and growth prospects in gift category |
| **Adjacent Product Categories** | ▪ Leverage core competencies to enter complementary product categories (e.g. luggage, handbags, etc.)<br>▪ Category expansion through new and existing licensing relationships<br>▪ Extension of proprietary and private label brands |
| **International Growth** | ▪ Leverage existing relationships with global retailers to penetrate overseas markets<br>▪ Utilize Mexico as launching pad to Central / South America<br>▪ Expand into Europe and Asia with globally-recognized licensed brands, diverse supply base and industry expertise |
| **Pursue Select Acquisitions** | ▪ Identify targets with strategic product fit to generate immediate synergies<br>▪ Acquire strong brands in current and / or adjacent product categories<br>▪ Capitalize on fragmented nature of industry to increase market share / scale |

# Strategic Initiatives FY09 – FY11

## Phase 1: Stabilize and Grow

**Stabilize Operating Platform**

- ✓ 1. Recruit, retain and develop top talent
- ✓ 2. Tighten product life cycle management (PLM) processes and inventory control procedures
- ✓ 3. Enhance global sourcing capabilities
- ✓ 4. Refine product costing, pricing and profit mgmt practices
- ✓ 5. Develop and implement a cohesive distribution strategy
- ✓ 6. Improve cash cycle
- ✓ 7. Solidify banking relationship

**Pursue Profitable Growth**

- ✓ 8. Rejuvenate core account business (what was lost)
- ✓ 9. Extend our current offerings to new channels
- ✓ 10. Build a "house of brands" (e.g., invert our "fashion triangle" to reduce PL concentration)
- * 11. Grow internationally (base Canada)
- ✓ 12. Pursue opportunistic M&A

✓ **Initiative substantially complete**

* **Initiative in progress**

# Strategic Initiatives FY12 – FY14

## Phase 2: Invest to Grow Emerging Businesses

**Pursue Profitable Growth**

1. Acquisition to add new brands and reduce mass customer concentration
2. * Grow branded revenue base through winning new licenses and building our proprietary brands. Stay focused on low-fashion-risk categories
3. * Regain and grow mass business and enter new channels ( club, drug, department store)
4. * Pursue international opportunities

**Improve Execution**

5. * Simplify inventory by reducing SKUs to 8,000
6. ✓ Develop and implement strategic sourcing strategy to address sourcing risks, costs, compliance and leverage owned manufacturing capabilities
7. * Improve quality assurance and quality control processes and improve results
8. * Develop and implement IT solutions to reduce costs to serve customers, strengthen marketing, and retail analytics, provide planning tools and automate product development processes
9. * Develop and implement distribution strategy to serve as a competitive advantage
10. ✓ Assess and implement organization structure to best meet needs of future business direction

✓ **Initiative substantially complete**

* **Initiative in progress**

# Develop New Licensed Brands

A cornerstone of Tandy Brands' growth strategy is to **develop a complementary portfolio of elite brands** within each product category to increase market share, penetrate target consumer segments and enter new channels

- Increase penetration into underserved segments and channels
  - Upper-tier department and specialty stores provide access to attractive demographic segments at higher price points
  - Women's and juniors currently represents a small percentage of the business with significant upside opportunity
  - Further diversify distribution channels to minimize channel concentration and expand consumer reach (e.g. warehouse clubs, electronics, home furnishings)


Upper-end
Department
Mass

- Continue to acquire new, high-profile licensed brands or expand existing license partnerships into additional product categories

**New Licensed Brands Opportunity**

| License | Revenue Impact | Segment |
|---|---|---|
| Miss Me | FY13 – FY16 | Accessories |
| Eddie Bauer | FY12 – FY15 | Both |
| Sperry Top-Sider | FY13 – FY16 | Accessories |
| Wolverine | FY12 – FY15 | Accessories |
| Sharper Image | FY13 – FY16 | Gifts |
| Elie Tahari | FY13 – FY16 | Accessories |
| Haggar | FY12 – FY15 | Accessories |
| Arnold Palmer | FY12 – FY15 | Accessories |

**License Startup Cycle**


Approach licensors to propose an opportunity
Develop compelling product assortment true to the brand and consumer
→ Pre-line
3 months
1 month
Obtain consumer and retailer feedback
2 months
Negotiate terms with licensor
Show retailers new assortments
3 months
Ship
Tool factories for estimated production needs and receive
3 months
Sell-in
Monitor performance at retail and continue innovation
1st Revenue Recorded 12th month

# Drive International Growth

Tandy Brands' established global sourcing network and relationships with the world's largest retailers provide a compelling opportunity to export its product expertise to international markets

## North America & Europe

- Initial focus on growing Canadian business
- Expand into Europe through established relationships with key retail and license partners
- Specialized design expertise of Canadian business translates well to European fashion sensibility






## Latin America

- Largest belt manufacturing facility in Mexico provides leverage to penetrate retailers in the region
- Mexico serves as an effective spring board to other Latin American markets


Mexico manufacturing facility






## Asia

- Leverage extensive Asia sourcing network and global retailer relationship to penetrate market
- Existing local presence through offices in mainland China and Hong Kong
- Opening distributors in Japan and Australia for Golf Business



Shanghai Office
Hong Kong Office



# Pursue Selected Bolt-On Acquisition Opportunities

Tandy Brands has a history of successfully integrating accretive bolt-on acquisitions that strengthen the Company's competitive position

**Qualitative Acquisition Criteria**

- Product fit and ability to grow branded business
- Access to new customers and strengthen position with existing customers
- Access to new and attractive product categories
- Ability to leverage existing infrastructure
- Offers strategic resources and capabilities that provide a sustainable competitive advantage
- Does not markedly increase seasonality or regional concentration

**Quantitative Acquisition Criteria**

- Accretive to earnings
- Opportunity to generate near-term synergies through increased product assortment
- Help exceed or meet annual profit before tax goal
- Promote customer diversity
- Increase branded business
- Drive significant growth to share-holder value
- Provide meaningful top and/or bottom-line synergies



**Tandy Acquired Chambers Belt Co.**

July 9, 2009

## Case Study – Chambers

- Completed strategic acquisition of Phoenix Footwear Group's accessories division in July 2009
- Highly accretive acquisition adding incremental revenues of $34.9 million and EBITDA of $7.9 million in the belt category
- Significantly strengthened relationship with Wal-Mart and Tractor Supply Company by combining leading belt suppliers
- Introduced new customers for Tandy Brands
- Increased competitive advantage through acquisition of Mexican manufacturing facility that provides a high quality, low-cost production base in North America

## V. Financial Highlights

# Key Themes

- Solid financial organization with strong internal controls (SOx)

Grant Thornton | An instinct for growth

- Strong growth opportunities with new license
- Strong operating platform
  - Executed turnaround initiatives and continued cost reduction supports EBITDA improvements
- Commitment to improve working capital
  - Solid banking relationship with Wells Fargo



- Guidance and driving shareholder value
  - 1H FY12 net income improved $3.6 million and cash flow from operations up $17.7 million
  - FY12 expect $2 to $4 million in EBITDA

# Historical and Projected Financial Summary

Tandy Brands anticipates net sales and EBITDA expansion through newly licensed brands and growth in gift categories

- Completed significant restructuring initiatives from FY10 to FY12E to streamline operations, rationalize product assortment and eliminate excess overhead costs, resulting in over $18 million of SG&A expense reduction
- Exited non-core product categories and converted Wrangler license (obtained through Chambers acquisition) to private labels, reduced annualized net sales, but improved EBITDA
- Acquired multiple, premier licenses in 2011, including *Miss Me, Elie Tahari, Sperry Top-Sider, Eddie Bauer* and *The Sharper Image*, which will enhance topline growth as well as operating margins

## Income Statement[1]

*($ in millions)*

| | Fiscal Year Ended June 30, | | | | | |
|---|---|---|---|---|---|---|
| | FY08 | FY09 | FY10 | FY11 | FY12E (low) | FY12E (high) |
| **Net Sales** | **$149.3** | **$129.0** | **$141.9** | **$123.9** | **$118.9** | **$124.0** |
| *Net Sales Growth* | | *(13.6%)* | *10.0%* | *(12.7%)* | *(4.0%)* | *0.1%* |
| Cost of Goods Sold | 97.9 | 82.4 | 89.4 | 83.8 | 78.6 | 82.0 |
| **Gross Profit** | **$51.4** | **$46.6** | **$52.5** | **$40.1** | **$40.3** | **$42.0** |
| *Gross Profit Margin* | *34.4%* | *36.1%* | *37.0%* | *32.4%* | *33.9%* | *33.9%* |
| SG&A Expenses | 56.6 | 52.4 | 50.5 | 44.2 | 37.7 | 37.4 |
| **EBITDA[1]** | **($5.2)** | **($5.8)** | **$2.0** | **($4.1)** | **$2.6** | **$4.6** |
| *EBITDA Margin* | *(3.5%)* | *(4.5%)* | *1.4%* | *(3.3%)* | *2.2%* | *3.7%* |
| Depreciation and Amortization | 3.2 | 1.9 | 2.9 | 2.6 | 2.2 | 2.4 |
| **Capital Expenditures[2]** | **($0.5)** | **($0.5)** | **($5.1)** | **($1.0)** | **($0.8)** | **($1.6)** |
| *% of Net Sales* | *(0.4%)* | *(0.4%)* | *3.6%* | *0.8%* | *0.7%* | *1.3%* |

[1] Adjusted to exclude certain non-recurring and unusual items; detailed on page 51
[2] FY10 capital expenditures were primarily related to moving corporate offices in December 2009 and consolidating three distribution facilities into the lower-cost Dallas, Texas distribution facility

# Revenue by Label



FY09
60%
20%
20%
$129.0
FY10
60%
16%
24%
$141.9
FY11
64%
17%
20%
$123.8
1H FY11
52%
15%
34%
$72.1
1H FY12
45%
11%
44%
$72.2
Owned
Licensed
Private

**Licensed**

totes

ELIE TAHARI

Miss Me

THE SHARPER IMAGE

SPERRY TOP-SIDER

Eddie Bauer

EILEEN WEST

**Owned**

ROLFS

CANTERBURY







**Private Label**

FADED GLORY

GEORGE

CROFT & BARROW

C.E. SCHMIDT WORKWEAR

# Revenue by Channel


FY09
18%
31%
51%
$129.0
FY10
18%
28%
54%
$141.9
FY11
20%
29%
51%
$123.8
1H FY11
19%
35%
45%
$72.1
1H FY12
19%
38%
43%
$72.2
Mass
National
Specialty/Upper End

### Upper End Dept Stores

ELIE TAHARI
NORDSTROM
Neiman Marcus

### National / Specialty

KOHL'S
jcp
BON-TON
Dillard's
BOOT BARN
belk
CASUAL MALE XL
TSC TRACTOR SUPPLY CO
FredMeyer
Save time, money & gas.
STAPLES

### Mass

Walmart
kmart
TARGET

Estimated 20% market share in belts

# Sales and Margin Breakdown

## Tandy Brands expects to drive growth in each of its core product categories

- Accessories are expected to grow from FY12E
  - Growth driven by newly acquired licenses and expansion of private label programs with major customers and new specialty retailers
  - Gross margins on licensed products are usually 500 to 1,000 basis points higher than private label
- Gifts are expected to grow from FY12E
  - Growth driven by existing and newly acquired licenses as well as potential opportunities with new licensors
  - Gross margins in lower-volume accounts are higher than most channels
  - Gross margins on direct-to-retailer programs are 1,500 to 2,000 basis points lower, however, EBITDA neutral since certain supply chain costs are not incurred in SG&A

*($ in millions)*

**Summary Financial Performance by Product Category[1]**

**Accessories**


$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
Net Sales
40.0%
30.0%
20.0%
Gross Margin
35.3%
31.4%
36.6%
32.2%
35.6%
128.4
106.1
120.0
101.4
86.9
FY08
FY09
FY10
FY11
FY12E
Net Sales
Gross Margin %

**Gifts**


$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Net Sales
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Gross Margin
29.0%
27.5%
38.9%
32.6%
29.3%
20.9
22.9
21.9
22.5
32.0
FY08
FY09
FY10
FY11
FY12E
Net Sales
Gross Margin %

[1] Does not incorporate certain non-recurring and unusual items; detailed on page 51

# 1st Half FY12 Commentary

## Net Sales and Gross Margin

- Net sales held at $72.2 million, gross margin dollars declined $1.2 million, from 33.9% to 32.1%
  - Gifts grew $8.3 million to $27.9 million, primarily in lower margin mass customers
    - Growth in totes and Eddie Bauer licensed products
    - Gross margin up $1.0 million, while percent changed from 36.6% to 29.4%
      - Mix towards mass and customer-direct shipment programs drove the change
  - Accessories declined $8.3 million due to exited product categories and lower replenishment orders by our largest customer
    - Gross margin improved from 32.9% to 33.8% driven by exited product categories

## Profitability and Working Capital

- SG&A was reduced $5.0 million to $19.4 million due to decrease in labor, facilities costs, and professional services
- Adjusted EBITDA improved $3.7 million
- Net income improved $3.6 million to $1.7 million
- Cash flow from operations up $17.7 million
  - Driven by EBITDA, lower inventories, and faster cash collections
- Net working capital of $25.1 million and debt reduced $6.2 million

# Strong Operating Platform to Grow From

($s in thousands)

| | FY08 | FY09 | FY10 | FY11 | FY12E (low) | FY12E (high) |
|---|---|---|---|---|---|---|
| Net Revenue | $ 149,257 | $ 129,017 | $ 141,887 | $ 123,767 | $ 118,900 | $ 124,000 |
| (SG&A $) | $ (56,604) | $ (52,379) | $ (50,520) | $ (44,693) | $ (38,300) | $ (38,000) |
| % NS | -38% | -41% | -36% | -36% | -32% | -31% |
| # Facilities Operating | 6 | 6 | 7 | 5 | 4 | 4 |
| Net Revenue per | $ 24,876 | $ 21,503 | $ 20,270 | $ 24,753 | $ 29,725 | $ 31,000 |
| # U.S. and Can Employees | 568 | 527 | 504 | 345 | 349 | 349 |
| Net Revenue per | $ 263 | $ 245 | $ 282 | $ 359 | $ 341 | $ 355 |
| # Licenses | 4 | 4 | 5 | 7 | 8 | 8 |
| Branded Net Revenue % | 45% | 40% | 40% | 37% | 42% | 42% |
| Free Cash Flow $ | $ (7,217) | $ (7,283) | $ 537 | $ (6,045) | $ 500 | $ 1,600 |

# Restructuring Initiatives and Operational Improvements

## Summary of Operational Improvements

Rod McGeachy joined Tandy Brands in October 2008, implementing comprehensive operational initiatives to enhance profitable growth and position the Company to capitalize on industry consolidation

- Analyzed and exited non-core and unprofitable product lines:
  - Private label women's SLG's
  - Eyewear
  - Neckwear
  - Outdoor / Gun Slings
  - Beads
- Reduced SKU count from 30,000 to 9,000
  - Increased SKU efficiency and reduced product management resources
- Reduced total head count by nearly 50% from FY09 to FY11
- Streamlined and consolidated activities:
  - Consolidated distribution from four facilities to one
  - Relocated corporate headquarters to main distribution facility in Dallas
  - Integrated merchandising, design and sales functions by product
  - Streamlined logistics and implemented supply chain optimization initiatives
- Entered into new credit facility
  - Wal-Mart A/R credit program provided ~$6 million cash infusion
- Reduced SG&A expenses by $12.6 million from FY09 to FY11
- Reduced public company costs from $2 million to under $1 million

## EBITDA Impact of Operational Improvements



$8.0
$6.0
$4.0
$2.0
$0.0
$5.4
$7.2
$7.3
FY10
FY11
FY12E

**Continuing Initiatives**

- Further reduce SKU count to 8,000
- Additional SG&A cost reductions in FY12E of $7 million
- Operational improvements and efficiencies of $2.6 million
  - Drive quality improvement through global QC program
  - Improve lead times / on-time delivery
  - Reduce inventory / increase fill-rate
  - Continue to optimize sourcing between Asia and in-house production

# Directional CAPEX Spend



Safety, 5%
Replace and Renew, 10%
Improving Capacity of Owned Manufacturing, 10%
Improving Distribution Facilities for efficiency, 25%
Integration / Cost Reduction, 50%

Capital spending will continue to align with TBAC's strategic initiatives and reduce cost of operating platform

- Invest in additional information systems infrastructure to increase revenues by optimizing replenishment rates
- Invest in additional infrastructure to increase integration and reduce costs across supply chain
- Borrowing agreement limits CAPEX to $2 million annually (without approval)

# EBITDA Calculation

EBITDA, a non-GAAP measurement, is defined as net income (loss) before interest, taxes, depreciation and amortization.

EBITDA provides useful information about the Company's business activities and also is frequently used by securities analysts, investors, and other interested parties in evaluating a Company's performance. Not all companies utilize identical calculations; therefore, our calculation of EBITDA may not be comparable to other identically titled measures of other companies. The table below reconciles the Company's GAAP net income (loss) to EBITDA:

**EBITDA**

*($ in millions)*

| | FY08 | FY09 | FY10 | FY11 | 1H FY11 | 1H FY12 | FY12E (low) | FY12E (high) |
|---|---|---|---|---|---|---|---|---|
| **Filings Net income (Loss)** | **($49.3)** | **($15.1)** | **$1.2** | **($13.5)** | **($2.0)** | **$1.7** | **($1.6)** | **$0.2** |
| Adjustments (per filings): | | | | | | | | |
| Income Tax Expense (Benefit) | 3.2 | (0.6) | (4.4) | 0.5 | 0.3 | 0.2 | 0.5 | 0.5 |
| Interest Expense | 1.4 | 0.6 | 1.0 | 0.9 | 0.5 | 0.7 | 1.1 | 1.1 |
| Depreciation and Amortization | 3.2 | 1.9 | 2.9 | 2.6 | 1.3 | 1.2 | 2.2 | 2.4 |
| Acquisition Bargain Purchase Gain | | | (1.4) | | | | | |
| Other (Income) Expense | (0.2) | (0.2) | (0.5) | (0.1) | (0.2) | 0.0 | (0.2) | (0.2) |
| Total Adjustments | 7.6 | 1.7 | (2.3) | 3.9 | 1.9 | 2.1 | 3.6 | 3.8 |
| **EBITDA** | **($41.7)** | **($13.4)** | **($1.1)** | **($9.6)** | **($0.1)** | **$3.8** | **$2.0** | **$4.0** |

# EBITDA and Net Income (Loss) Adjustments

The Company's financial statements have been adjusted for a number of unusual and non-recurring expenses

- **Investment in New Licenses** – Non-capitalizable start-up costs such as travel, samples, research and development to procure new licenses while revenues lag one year
- **Inventory Write-Off** – Non-cash inventory charges related to discontinued SKUs
- **Restructuring** – Payments for headcount reductions; charges for termination payments, relocation costs, and other costs associated with consolidating Yoakum, TX and Dallas, TX operations; other expenses related to early termination of licenses and former CEO consulting fees
- **Chambers Acquisition Bargain Purchase Gain and Acquisition Costs** – Non-cash charges related to the acquisition of Chambers and the revaluation of contingent consideration (earn-out)
- **Goodwill and Other Intangible Write-off** – Charges associated with impairment of goodwill and write-off of intangible customer lists that were a result of changing business conditions and reduced sales
- **Net Operating Loss Carrybacks** – Tax refunds associated with the carryback of a fiscal 2008 net operating loss as the result of the *Worker, Homeownership, and Business Assistance Act of 2009*

## EBITDA Adjustments

*($ in millions)*

| | FY08 | FY09 | FY10 | FY11 | 1H FY11 | 1H FY12 | FY12E (low) | FY12E (high) |
|---|---|---|---|---|---|---|---|---|
| **Filings EBITDA** | **($41.7)** | **($13.4)** | **($1.1)** | **($9.6)** | **($0.1)** | **$3.8** | **$2.0** | **$4.0** |
| Adjustments: | | | | | | | | |
| Investment in New Licenses | | | | | | | 0.6 | 0.6 |
| Inventory Write-Off | 18.7 | 6.9 | | 3.7 | | | | |
| Restructuring Costs | | 0.8 | 2.2 | 1.7 | | | | |
| Chambers Acquisition Costs | | | 0.9 | 0.1 | 0.1 | | | |
| Goodwill and Other Intangible Write-off | 17.8 | | | | | | | |
| Total Adjustments | 36.5 | 7.7 | 3.1 | 5.5 | 0.1 | 0.0 | 0.6 | 0.6 |
| **Adjusted EBITDA** | **($5.2)** | **($5.7)** | **$2.0** | **($4.1)** | **($0.0)** | **$3.8** | **$2.6** | **$4.6** |

## Net Income (Loss) Adjustments

*($ in millions)*

| | FY08 | FY09 | FY10 | FY11 | 1H FY11 | 1H FY12 | FY12E (low) | FY12E (high) |
|---|---|---|---|---|---|---|---|---|
| **Filings Net Income (Loss)** | **($49.3)** | **($15.1)** | **$1.2** | **($13.5)** | **($2.0)** | **$1.7** | **($1.6)** | **$0.2** |
| Adjustments: | | | | | | | | |
| Investment in New Licenses | | | | | | | 0.6 | 0.6 |
| Inventory Write-Off | 18.7 | 6.9 | | 3.7 | | | | |
| Restructuring Costs | | 0.8 | 2.2 | 1.7 | | | | |
| Chambers Acquisition Costs | | | 0.9 | 0.1 | 0.1 | | | |
| Net Operating Loss Carrybacks | | | (4.4) | | | | | |
| Acquisition Bargain Purchase Gain | | | (1.4) | | | | | |
| Goodwill and Other Intangible Write-off | 17.8 | | | | | | | |
| Total Adjustments | 36.5 | 7.7 | (2.7) | 5.5 | 0.1 | 0.0 | 0.6 | 0.6 |
| **Adjusted Net Income (Loss)** | **($12.8)** | **($7.4)** | **($1.5)** | **($8.0)** | **($1.9)** | **$1.7** | **($1.0)** | **$0.8** |

# Improving Free Cash Flow

Stronger free cash flow driven by:

- EBITDA improvement initiatives
- Rational CAPEX decisions
- Tax law changes (Federal) and planning initiatives
- Lower interest from better working capital management

| | FY08 | FY09 | FY10 | FY11 | FY12E (low) | FY12E (high) |
|---|---|---|---|---|---|---|
| Adjusted EBITDA | $ (5,219) | $ (5,779) | $ 1,942 | $ (4,168) | $ 2,600 | $ 4,600 |
| (CAPEX) | (594) | (542) | (5,083) | (958) | (800) | (1,600) |
| (Taxes Paid) | (545) | (502) | 4,175 | (235) | (300) | (300) |
| (Interest Paid) | (859) | (460) | (497) | (684) | (1,000) | (1,100) |
| FCF* | $ (7,217) | $ (7,283) | $ 537 | $ (6,045) | $ 500 | $ 1,600 |

## Free Cash Flow (FCF) *



$4,000
$2,000
$-
$(2,000)
$(4,000)
$(6,000)
$(8,000)
FY08
FY09
FY10
FY11
FY12E (low)
FY12E (high)
$(7,217)
$(7,283)
$537
$(6,045)
$500
$1,600

* FCF = Adj EBITDA – Capital Expenditure – Taxes Paid – Interest Paid

** EBITDA adjusted for restructuring, inventory write-offs and other one-time charges

Free Cash Flow used to pay down debt and support growth initiatives

# Balance Sheet and Working Capital

## Balance Sheet

*($ in millions, except per share amounts)*

| | June 30, 2010 | June 30, 2011 | December 31, 2010 | December 31, 2011 |
|---|---|---|---|---|
| Cash and cash equivalents | $ 0.8 | $ 0.4 | $ 0.3 | $ 1.0 |
| Restricted cash | 1.3 | 1.5 | 1.4 | - |
| Accounts receivable | 18.6 | 14.3 | 25.0 | 16.4 |
| Inventories | 31.4 | 28.9 | 38.4 | 32.7 |
| Other current assets | 8.1 | 8.1 | 3.1 | 4.0 |
| Total current assets | 60.2 | 53.2 | 68.2 | 54.1 |
| Property and equipment, net | 8.7 | 6.5 | 7.2 | 6.0 |
| Intangibles | 5.7 | 4.9 | 5.4 | 4.5 |
| Other assets | 0.9 | 0.8 | 0.8 | 0.9 |
| **Total assets** | **$ 75.5** | **$ 65.4** | **$ 81.6** | **$ 65.5** |
| Accounts payable | 13.5 | 8.2 | 10.4 | 10.0 |
| Accrued compensation | 3.2 | 1.9 | 1.4 | 1.4 |
| Accrued expenses | 1.8 | 2.3 | 2.1 | 2.3 |
| Line of Credit | 9.4 | 17.9 | 21.5 | 15.3 |
| Total current liabilities | 27.9 | 30.3 | 35.4 | 29.0 |
| Other liabilities | 3.8 | 4.2 | 4.0 | 4.3 |
| Total stockholders' equity | 43.8 | 30.9 | 42.2 | 32.2 |
| **Total liabilities and stockholders' equity** | **$ 75.5** | **$ 65.4** | **$ 81.6** | **$ 65.5** |

### Balance Sheet Highlights

- Cash is swept daily to pay down line of credit
- AR decreased on flat sales as a result of supply chain finance program with largest customer
- Inventory management is a core competency
- Other current assets includes $2.4 million of real estate held for sale and deposits on future inventories
- Other non-current liabilities primarily reserves for uncertain tax positions

### Valuation metrics are improving

| | June 30, 2010 | June 30, 2011 | FY12E | December 31, 2010 | December 31, 2011 |
|---|---|---|---|---|---|
| Net working capital (CA - CL) | $ 32.3 | $ 22.9 | $ 25.0 | $ 32.8 | $ 25.1 |
| NWC per share | $ 4.56 | $ 3.29 | $ 3.52 | $ 4.71 | $ 3.54 |
| Net-net (CA - TL) | $ 28.5 | $ 18.7 | $ 20.7 | $ 28.8 | $ 20.8 |
| Net-net per share | $ 4.02 | $ 2.68 | $ 2.92 | $ 4.13 | $ 2.93 |
| Book value per share | $ 6.18 | $ 4.43 | $ 4.43 | $ 6.05 | $ 4.54 |
| Tangible book value per share | $ 5.38 | $ 3.73 | $ 3.84 | $ 5.28 | $ 3.91 |
| Stock price | $ 3.60 | $ 1.96 | TBD | $ 2.84 | $ 0.98 |
| **Cash Cycle (12 month rolling average)** | | | | | |
| Days Sales Outstanding (DSO) | 48 | 58 | 40 | 58 | 48 |
| Days Inventory Outstanding (DIO) | 111 | 169 | 140 | 155 | 155 |
| Days Payable Outstanding (DPO) | (55) | (52) | (45) | (61) | (38) |
| Days Working Capital (DWC) | 104 | 175 | 135 | 152 | 165 |

# Working Capital

## Tandy Brands operates in a seasonal environment, driven primarily by the gift segment

- Accessories are primarily made-to-stock with replenishment orders occurring throughout the year
- Gifts are typically made-to-order, with order bookings in the spring (April) and peak sell-through during the holiday season (fiscal Q2)
  - Consequently, primary inventory build starts in August continuing through October (ship September through December)
- As a result of its product lifecycle management capabilities, category management expertise and customized retail programs, Tandy Brands experiences predictable retail performance and minimal inventory obsolescence risk
- Achieved substantial improvements in working capital efficiency through supply chain optimization (inventory, payables) and supply chain finance component of credit facility, which improves cash collection from 70 days to 10 days (DSO ~ 7 days) on largest revenue customer

**FY11 and FY12E Working Capital[1]**

*($ in millions)*



Working Capital [1]
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Net Sales
41.5%
42.5%
39.4%
31.5%
37.5%
32.8%
28.0%
36.9%
$51.5
$52.7
$48.8
$39.0
$45.0
$39.3
$33.5
$44.3
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12E
Q4 FY12E

[1] Working capital is calculated as current assets less cash and accounts payable and accrued expenses

# Sources of Liquidity

- Cash flows from operations
- Income tax refunds ($4.4M in FY10)
- Selling unproductive assets ($3.5M in FY11 and $0.2M in FY12)
- $35M line of credit with Wells Fargo
  - Asset backed line (ABL) of credit
  - August 2011 – August 31, 2015
  - Supply-chain finance program changed DSO on a top customer from 70 to 10 days
  - Financial covenants
    - Fixed-Charge Coverage Ratio (FCCR) of 1.1 to 1.0 measured monthly
    - Minimum availability of $2.5M measured daily
    - Minimum bi-monthly profit before tax (PBT) levels for FY12 measured monthly
    - CAPEX limited to $2M annually
    - Share repurchases, dividends or acquisitions require pre-approval


TANDY

WELLS FARGO

Tandy Brands Accessories, Inc.

$35,000,000

Four Year

Secured Credit Facility

August 25, 2011

with

Wells Fargo Bank, N.A.

# 2012 Guidance Range

| | Guidance | FY11 Actual | FY11 Adjusted* | FY12 Guidance Low | FY12 Guidance High |
|---|---|---|---|---|---|
| Net Revenue | 1 | 123,767 | 123,921 | 118,900 | 124,000 |
| Gross Margin | 2 | 36,252 | 40,114 | 40,300 | 42,000 |
| % | | 29.3% | 32.4% | 33.9% | 33.9% |
| (SG&A) | 3 | (44,693) | (44,282) | (38,300) | (38,000) |
| EBITDA (loss) | 4 | (8,441) | (4,168) | 2,000 | 4,000 |
| Net Income (loss) | | (13,476) | (8,044) | (1,600) | 200 |

1 Net sales expected to decline $7-10 million due to exited product categories, offset by 30% growth in Gifts segment or $6-7 million

2 Expect to be low 33.0% to 33.5%. Most Gift growth in mass channel (higher volume, lower margin) and some mix shift to direct-to-customer

3 Expect $6-7 million reduction

4 Driven by changes in gross margin and SG&A

* Adjusted to exclude certain non-recurring and unusual items; detailed on page 51